Exhibit 10 (iii)

CONFIDENTIAL	Execution Version
CONFIDENTIAL TREATMENT REQUESTED.
CONFIDENTIAL PORTIONS OF THIS
DOCUMENT HAVE BEEN REDACTED AND
HAVE BEEN SEPARATELY FILED WITH THE
COMMISSION.

TXU Generation Development Company LLC

1601 Bryan Street

Dallas, TX 75201-3411

Amended and Restated as of February ___,  2007

***

Re:	Amended and Restated Transaction Confirmation

Our Ref:_____________  Fax:  _______________

*** Ref: ***

Dear Sirs:

The purpose of this letter agreement (this “Confirmation”) is to amend and restate the terms and conditions of the transaction entered into between *** (“Party A”), and TXU Generation Development Company LLC, a Delaware limited liability company, or any successor thereto (“Party B”), on June 6, 2006 (the “Original Trade Date”) as referenced below. This amended and restated Confirmation shall supersede the confirmation entered into on the Original Trade Date in all respects.

The definitions and provisions contained in the 2000 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. (“ISDA”), as supplemented from time to time, (collectively the “2000 ISDA Definitions”) are incorporated into this Confirmation. Additionally, the 2005 Commodity Derivatives Definitions, as supplemented or modified from time to time (collectively, the “Commodity Definitions”) published by ISDA are hereby incorporated into this Confirmation by reference with respect to any “Transactions” as defined by the Commodity Definitions in commodities (“Commodity Transactions”), except as otherwise specifically provided in this Confirmation. In the event of any inconsistency between the 2000 Definitions and the Commodity Definitions with respect to such Commodity Transactions, the Commodity Definitions will prevail.

*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

This Confirmation evidences a complete and binding agreement between Party A and Party B as to the terms of this Transaction to which this Confirmation relates. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of August 28, 2006, as amended and supplemented from time to time (the “Agreement”), including the Amended and Restated Schedule thereto dated as of the date hereof, between Party A and Party B (which Agreement amends and restates the ISDA Master Agreement and Schedule thereto between Party A and Party B dated as of August 28, 2006 and the master Confirmation dated June 6, 2006 (together, the “Original Agreement”)). All provisions contained in the Agreement govern this Confirmation except as expressly modified below. All other Transactions outstanding as of the date hereof between Party A and Party B and all future Commodities Transactions between Party A and Party B (the “Other Transactions” and, together with this Transaction, the “Party A Transactions”) shall be governed by and subject to the terms and conditions of, the Agreement, including this Confirmation (and no longer be subject in any respect to the terms and conditions of the Original Agreement). All confirmations evidencing such Other Transactions shall constitute “Other

Confirmations” that supplement, form part of and are subject to the Agreement. For purposes of this Transaction and all Other Transactions, the 30-day grace period under Section 5(a)(ii) of the Agreement will not apply with respect to a breach of Sections 2(b)(ii)(A) or 2(b)(iii) of this Confirmation.

All Party A Transactions are entered into on the understanding that this Confirmation and any Other Confirmations form a single agreement between the parties, and the parties would not otherwise enter into this Transaction or any Other Transaction(s).

This Confirmation supersedes any prior oral or written agreement between the Parties regarding the subject matter hereof. This Confirmation, together with the Agreement, shall constitute the entire agreement between the Parties with respect to this Transaction.

1. Transactions:

The transactions, the terms of which are set forth in Schedule 1 (collectively, “this Transaction”), are commodity swaps.

2. Party B Collateral Requirements:

Party A Credit Terms:

Credit Support Provider: ***.

Credit Support Document: ***

Party B Credit Terms:

Credit Support Provider: At any time prior to the release of the Big Brown Collateral, Big Brown Company and (b) TXU Energy Company LLC until the Eagle Date.

Credit Support Document: (a) Any document evidencing or granting a lien in Big Brown Collateral that is provided, or required to be provided, by Party B hereunder for so long as the lien to which such document relates is required to be in effect hereunder, and (b) Guaranty of TXU Energy Company LLC in the form attached as Annex A delivered within two (2) Business Days of the execution of this Confirmation (and the same shall remain a Credit Support Document until the Eagle Date).

*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

(a)
Provision Controlling. Notwithstanding anything to the contrary in this Confirmation or the Agreement, the provisions of this Section 2 shall govern all of the obligations of Party B with respect to the posting of collateral to Party A with respect to all Party A Transactions under the Agreement. In the event of any conflict between the terms and conditions of this Section 2 and any other provision of the Agreement, any schedule, annex or exhibit to the Agreement or any Other Confirmation issued under the Agreement, the terms of this Section 2 shall control and govern. The parties agree that this Section 2 shall be a part of the Agreement as executed and shall serve as a collateral addendum for the Agreement. The provisions for the posting of credit support by Party A to Party B are as set out in the Agreement; provided that on the date of this Confirmation, Party A shall provide to Party B a confirmation from Party A’s Credit Support Provider that its guaranty dated June 6, 2006 remains in full force and effect notwithstanding the amendments contemplated hereby.

(b)	Initial Provision of Big Brown Collateral; Covenants (Phase I).

(i)
Initial Provision of Big Brown Collateral. On August 28, 2006, Party B delivered the Big Brown Collateral to Party A (together with certain other documents, certificates and opinions related thereto) and Party A hereby acknowledges the receipt thereof. Party A agrees to execute and deliver, contemporaneously herewith, the Big Brown Intercreditor Agreement to be dated as of February 23, 2007 which shall amend, restate and supersede the Intercreditor Agreement entered into as of August 28, 2006 among Party A, Party B, Big Brown Company and The Bank of New York as collateral agent in all respects.

(ii)	No Sale of Collateral; Release of Collateral.

(A)
No Sale of Collateral. For so long as Party B is required to provide Big Brown Collateral hereunder, Party B shall not, and shall not permit Big Brown Company to sell, lease, transfer or otherwise dispose of any material portion of the Big Brown Collateral; provided that Party B and Big Brown Company shall be permitted to (i) sell or otherwise dispose of power, capacity, ancillary services, coal, natural gas, fuel or inventory, (ii) sell, lease, transfer or otherwise dispose of assets that are obsolete, damaged or not used or useful in its business, (iii) sell, lease, transfer or otherwise dispose of assets to an Affiliate as contemplated by Section 6(d) of the Big Brown Intercreditor Agreement and (iv) sell, lease, transfer or otherwise dispose of assets for cash consideration in an aggregate amount not to exceed $25,000,000 in any calendar year.

(B)
Release of Collateral. On the earlier of (A) the date on which no obligations in respect of this Transaction remain outstanding (other than contingent and unasserted obligations in respect of indemnities and similar provisions), and (B) the Eagle Date, Party A shall, at Party B’s sole cost and expense, release its liens on and security interests in the Big Brown Collateral and promptly execute such releases and other documentation as may be necessary or, in the reasonable opinion of Party B, desirable to effect such release.

(iii)
Restrictions on Further Liens. To the extent that any mortgage or security interest has been granted in the Big Brown Collateral in connection with this Transaction and for so long as such lien is required to remain outstanding hereunder, Party B shall not, and shall cause Big Brown Company not to, create, incur or suffer to exist any liens on Big Brown Collateral other than the liens granted herein and any Big Brown Permitted Lien (including, without limitation, in the case of Big Brown Permitted Liens, liens in favor of other counterparties on power purchase agreements and commodity or hedging agreements).

*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

(iv)
Further Due Diligence. Party A may, at any time and from time to time, conduct further follow-on due diligence and request regularly produced environmental reports (unless the furnishing of such reports would jeopardize claims of privilege) on any Big Brown Collateral that has been provided under this Confirmation.

(v)
Further Assurances. For so long as Party B is required to provide Big Brown Collateral hereunder, Party B shall, and shall cause, as applicable, Big Brown Company to preserve, protect and defend the liens and security interests granted on such collateral and, from time to time, take such actions as may be reasonably necessary to render fully valid and enforceable under all applicable laws the rights, liens and priorities of Party A with respect to such collateral furnished thereunder or intended to be so furnished.

(c)	Group Financing (“Phase II”)

(i)	Occurrence of Eagle Date.

(A)
In the event that the Eagle Date shall occur, the terms of all Commodity Transactions subject hereto and all Other Transactions shall be automatically amended and restated in accordance with the terms of the Amended and Restated Confirmation as set forth in Exhibit X attached hereto (the “Eagle Amended and Restated Confirmation”).

(B)	[Reserved].

(d)
Additional Event of Default. Prior to the Eagle Date, any of the obligations of Party B to Party A hereunder cease to be subject to a valid and perfected lien on and security interest in the Big Brown Collateral pursuant to the applicable collateral documents, and having the priority purported to be granted under such documents.

(e)	Definitions. As used in this Confirmation, the following terms shall have the following meanings:

“Affiliate” shall mean, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person (excluding ***). For this purpose, “control” of any entity or person means ownership of a majority of the voting power of the entity or person.

“Big Brown Company” means TXU Big Brown Company LP, a Texas LP.

“Big Brown Facility” means the coal or lignite-fired electric generation facility located in Freestone County, Texas and owned by Big Brown Company.

“Big Brown Collateral” shall mean: (a) the two generating units of the Big Brown Facility known as Unit 1 and Unit 2, and all associated fixtures, contracts, inventory, general intangibles, appurtenances and easements that are reasonably necessary to operate these generating units; and (b) all proceeds therefrom; provided that any facilities that are necessary or, in the opinion of Party B, desirable for the development, construction and operation of the planned development of Big Brown Unit 3 and that would otherwise be a part of the Big Brown Collateral shall be expressly excluded therefrom (and, to the extent a lien thereon or a security interest therein is granted to Party A in connection herewith, Party A shall promptly release such lien on and security interest in such property upon the request of Party B and shall execute such releases and other documentation as may be necessary or, in the reasonable opinion of Party B, desirable to effect such release).
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

“Big Brown Intercreditor Agreement” means that certain Amended and Restated Collateral Agency and Intercreditor Agreement dated as of February 23, 2007 among DevCo, as obligor, TXU Big Brown Company, L.P., as pledgor, *** and each of the other parties that are party thereto from time to time, as amended.

“Big Brown Permitted Liens” shall mean:

(a)	liens created under the Big Brown Mortgage;

(b)	liens for any tax, assessment or other governmental charge to the extent not yet delinquent or being contested or reserved against in accordance with customary practice;

(c)	materialmen's, mechanics', workers', repairmen's, employees' or other like liens, arising in the ordinary course of business;

(d)
liens arising out of judgments or awards so long as an appeal or proceeding for review is being prosecuted in good faith and for the payment of which adequate reserves, bonds or other security have been provided or are fully covered by insurance;

(e)	liens consisting of encumbrances set forth and described on the applicable schedules to the applicable title commitments and/or title policies delivered on August 28, 2006;

(f)	other liens incident to the ordinary course of business;

(g)	involuntary liens (including, without limitation, a lien of an attachment, judgment or execution;

(h)
additional liens in favor of counterparties under power purchase agreements or commodity or hedging agreements subject to the aggregate Collateral Percentage of all such persons, together with Party A, never exceeding 1.00 (i.e., 100%);

(i)
liens under purchase money loans or capital leases (to the extent such liens attach to Big Brown Collateral) or in respect of emissions allowances in an amount not to exceed $50,000,000 in the aggregate; and

(j)	second priority or third priority liens that are subordinated to the first priority liens;

provided, however, that the foregoing liens listed in clauses (b), (c), (d), (f) and (g) do not in the aggregate materially impair the value of the Big Brown Collateral.

“Confidential Information” means all data, reports, interpretations, plans, customer or supplier lists, contract terms and conditions, forecasts and records, whether in written, oral or electronic form, whether or not made, developed and/or conceived by Receiving Party (whether before, on or after the date of this Agreement) and containing or otherwise reflecting information concerning:

(A)	the terms of the Agreement, this Confirmation, this Transaction and any Other Transactions;

(B)	the content of any and all conversations, discussions or correspondence to or from the Providing Party regarding the above matters; and

(C)	any other information which is marked by the Providing Party or its representatives as “confidential” or “proprietary” or similar appellation.

Notwithstanding the foregoing, the following will not constitute Confidential Information for purposes of this Agreement:
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

(W)	Information which was already in Receiving Party's possession prior to its receipt from the Providing Party and which the Receiving Party was not otherwise obligated to keep confidential;

(X)
Information which is obtained by Receiving Party from a third person who, insofar as is known to Receiving Party, is not prohibited from transmitting the information by a contractual, legal or fiduciary obligation to the Providing Party; and

(Y)	Information which is or becomes publicly available other than as a result of disclosure by Receiving Party in violation of this Agreement.

“Collateral Percentage” shall mean a quotient, expressed as a percentage, equal to: (a) the aggregate notional amount of MMBtus that are subject of this Transaction divided by (b) the Full Hedge Amount; provided that the numerator of the Collateral Percentage may, with respect to Party A, be adjusted in accordance with Other Transactions executed under the Agreement.

“Eagle Date” shall mean the date of: (a) the consummation of the transactions contemplated under the Merger Agreement; and (b) the initial funding of the secured first lien financing transaction having terms similar to those set forth in the Eagle Letter.

“Eagle Letter” means: (a) the commitment letter from the agents and lenders identified therein and addressed to Longhorns Merger Sub Corp. and the investors identified therein, dated as of February 25, 2007, which sets forth the material terms of the Eagle Group First Lien Credit Facilities, and any extension of such commitment letter in accordance with its terms; and (b) any amendment, supplement or replacement of such commitment letter.

“Environmental Law” means any legally binding Federal, state or local statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment or the protection of health and safety of the public, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

“Full Hedge Amount” means 1,200,000,000 MMBtus.

“Hazardous Materials” means (a) petroleum or petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls, toxic mold and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

“Merger Agreement” means, if executed on or prior to February 27, 2007, an Agreement and Plan of Merger to which Texas Energy Future Holdings Limited Partnership and Texas Energy Future Merger Sub Corp are party in form and substance previously disclosed to Party A.

3.  Payment Instructions:

Payments shall be made according to instructions provided by the parties to each other in writing from time to time.

4.  [Reserved]

5.  Limitation of Liability:

No party shall be required to pay special, exemplary, punitive, incidental, consequential or indirect damages whether or not arising from a party’s negligence) to the other party, nor shall any payments required under this agreement be deemed to be such damages.

*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

6.  Consent to Novation in Connection with Eagle Date:

In the event that the Eagle Date occurs, Party A hereby agrees that it shall accept a novation by TXU Portfolio Management Company LP to TXU Energy Co., LLC under a mutually agreed novation agreement of TXU Portfolio Management Company LP’s obligations to Party A in respect of the Commodity Transactions listed on Schedule X, which are then outstanding under that certain ISDA Master Agreement dated as of November 29, 1995 between Party A and TXU Portfolio Management Company LP. Such Commodity Transactions shall be subject to the terms of, and secured in accordance with, the Eagle Amended and Restated Confirmation.

Please provide your confirmation that the foregoing accurately reflects our agreement by signing in the space below and delivering a duly executed counterpart hereof (which delivery shall be deemed to have been made upon delivery thereof at our above address or upon our receipt of a facsimile transmission of a copy thereof to our facsimile (214-875-9050)). Your response should reflect the appropriate person within your organization who has authority to enter into this Agreement. Please direct and questions or concerns to Sara Herrlein at (214) 875-9526.

Very truly yours,

TXU Generation Development Company LLC

By:	/s/ Anthony Horton
Name:	Anthony Horton
Title:	Senior Vice President & Treasurer

ACCEPTED AND AGREED

***

By:	/s/ ***
Name:	***
Title:	***

*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
Schedule 1

Transaction Terms

Schedule 1
***
Transaction Terms

TRADE DATE        June 6, 2006

FIXED PRICE PAYOR          Party A

FLOATING PRICE PAYOR    Party B

COMMODITY TYPE         Natural Gas

FIXED PRICE         ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***
FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1
***
Transaction Terms

TRADE DATE    June 6, 2006

FIXED PRICE PAYOR   Party A

FLOATING PRICE PAYOR   Party B

COMMODITY TYPE   Natural Gas

FIXED PRICE     ***

FLOATING PRICE The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT  MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD ***

CALCULATION PERIOD Each calendar month beginning with *** and ending ***

PAYMENT DATE Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule X

Deal Number	*** Reference #	TXU Reference #
1	***	***
2	***	***
3	***	***
4	***	***
5	***	***
6	***	***
7	***	***
8	***	***
9	***	***
10	***	***
11	***	***
12	***	***
13	***	***
14	***	***
15	***	***
16	***	***
17	***	***
18	***	***
19	***	***
20	***	***

*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Exhibit X

CONFIDENTIAL

TXU Energy Company LLC
1601 Bryan Street
Dallas, TX 75201-3411

__________, 2007

***

Re:	Transaction Confirmation
Our Ref:_____________  Fax:  _______________

*** Ref: ***
Dear Sirs:

The purpose of this amended and restated letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between *** (“Party A”) and TXU Energy Company LLC, a Delaware limited liability company, as successor to TXU Generation Development Company LLC by way of novation (“Party B”) on June 6, 2006 (the “Original Trade Date”) as referenced below. This amended and restated Confirmation shall supersede the confirmation entered into on the Original Trade Date in all respects.

The definitions and provisions contained in the 2000 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. (“ISDA”), as supplemented from time to time, (collectively the “2000 ISDA Definitions”) are incorporated into this Confirmation. Additionally, the 2005 Commodity Derivatives Definitions, as supplemented or modified from time to time (collectively, the “Commodity Definitions”) published by ISDA are hereby incorporated into this Confirmation by reference with respect to any “Transactions” (as defined by the Commodity Definitions) in commodities, except as otherwise specifically provided in this Confirmation. In the event of any inconsistency between the 2000 Definitions and the Commodity Definitions with respect to such Transactions, the Commodity Definitions will prevail.

This Confirmation evidences a complete and binding agreement between Party A and Party B as to the terms of this Transaction to which this Confirmation relates. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of August 28, 2006, as amended and supplemented from time to time (the “Agreement”), including the Amended and Restated Schedule thereto dated as of the date hereof, between Party A and Party B (which Agreement amends and restates the ISDA Master Agreement and Schedule thereto between Party A and Party B dated as of August 28, 2006 and the master Confirmation dated June 6, 2006 (together, the “Original Agreement”)). All provisions contained in the Agreement govern this Confirmation except as expressly modified below. All other Transactions outstanding as of the date hereof between Party A and Party B and all future Commodities Transactions between Party A and Party B (the “Other Transactions” and, together with this Transaction, the “Party A Transactions”) shall be governed by and subject to the terms and conditions of, the Agreement, including this Confirmation (and no longer be subject in any respect to the terms and conditions of the Original Agreement). All confirmations evidencing such Other Transactions shall constitute “Other Transactions” that supplement, form part of and are subject to the Agreement. For purposes of this Transaction and all Other Transactions, (i) the 30-day grace period under Section 5(a)(ii) of the Agreement will not apply with respect Sections 2(b)(i) through (vi) (provided, that with respect to clause 2(b)(v), this provision shall not be deemed to limit the forty-five (45) day period described therein), (ii) for purposes of Section 5(a)(vi) of the Agreement, (A) the Threshold Amount with respect to Party B shall be *** and (B) “Specified Indebtedness” shall mean with respect to Party B the Group First Lien Facilities and any refinancing or replacement thereof or successor facility thereto.
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

All Party A Transactions are entered into on the understanding that this Confirmation and any Other Confirmations form a single agreement between the parties, and the parties would not otherwise enter into this Transaction or any Other Transaction(s).

This Confirmation supersedes any prior oral or written agreement between the Parties regarding the subject matter hereof. This Confirmation, together with the Agreement, shall constitute the entire agreement between the Parties with respect to this Transaction.

1.  Transactions:

The transactions, the terms of which are set forth in Schedule 1 (collectively, this “Transaction”), are commodity swaps.

2.  Collateral Requirements:

Party A Credit Terms:

Credit Support Provider: ***.

Credit Support Document: ***

Party B Credit Terms:

Credit Support Provider: None.

Credit Support Document: any security document, collateral trust agreement, guaranty or any other collateral security document or arrangement evidencing or granting a lien in the Group Collateral that is entered into by Party B or one of its affiliates in connection with the Group First Lien Facilities.

(a)
Provision Controlling. Notwithstanding anything to the contrary in this Transaction, or the Agreement, the provisions of this Section 2 shall govern all of the obligations of Party B with respect to the posting of collateral to Party A with respect to this Transaction and all Party A Transactions under the Agreement. In the event of any conflict between the terms and conditions of this Section 2 and any other provision of the Agreement, any schedule, annex or exhibit to the Agreement or any Other Confirmation issued under the Agreement, the terms of this Section 2 shall control and govern. The parties agree that this Section 2 shall be a part of the Agreement as executed and shall serve as a collateral addendum for the Agreement.

*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

(b)	TXU Group Financing

(i)
Provision of Group Collateral. On the Eagle Date, TXU Corp and/or its subsidiaries (the “TXU Group”) will enter into a secured first lien financing transaction having terms similar to those set forth in the commitment letter dated as of February 25, 2007 (such secured financing, as the same may be amended, supplemented, restated, replaced, refinanced, renewed or otherwise modified from time to time, the “Group First Lien Facilities”), and, in connection with entering into the Group First Lien Facilities, Party B will secure its obligations under the Transactions and the Agreement by granting to Party A a first priority security interest in and lien on the Group Collateral, which security interest and lien shall rank pari passu with the Group First Lien Facilities and shall be subject only to Group Collateral Permitted Liens. Such security interest and liens shall be granted through instruments that entitle Party A’s obligations hereunder to benefit from the same lien granted in the Group Collateral to holders of obligations under the Group First Lien Facilities. Party A and the collateral agent or other representative of the holders of the obligations under the Group First Lien Facilities shall also enter into a collateral agency and intercreditor agreement in connection with the Group First Lien Facilities on the Eagle Date (as the same may be amended, supplemented, or otherwise modified from time to time, the “Intercreditor Agreement”), The Intercreditor Agreement shall contain the terms set forth in the last sentence of this clause (b)(i); (2) deliver to Party A a reliance letter permitting Party A to rely on opinions related to the Group Collateral given to the administrative agent for the lenders in connection with the closing of the Group First Lien Facilities; and (3) deliver to Party A a copy of a real property mortgage and fixture filing and all security documents granting the lien and security interest referred to in clause (1) above together with copies of UCC-1 financing statements filed with the appropriate state and local authorities perfecting the lien and security interest on personal property referred to in clause (1) above. The salient terms of the Intercreditor Agreement shall provide that Party A: (x) with respect to the lien described in clause (A), (I) such lien shall rank pari passu with the lien granted on the Group Collateral to the holders of the obligations under the Group First Lien Facilities as provided in clause (1)(A) above, (II) shall be entitled to share, on a pro rata basis, in the proceeds of any liquidation of the Group Collateral consummated in connection with a foreclosure on the Group Collateral in an amount equal to the Aggregate Net Settlement Amount and (III) (aa) shall have voting rights with respect to any remedies proposed to be taken by the holders of indebtedness under the Group First Lien Facilities with respect to the Group Collateral (and such voting rights shall be calculated at an amount equal to the greater of its Aggregate Net Settlement Amount and *** where “Aggregate Net Settlement Amount” shall be the payment due upon declaration of an Early Termination Date (or if no Early Termination Date has been declared, the payment that would be due upon such a declaration) in respect of this Transaction and all other Transactions under the Agreement under Section 6(e) of the Agreement if it has been executed) and (bb) shall have voting rights with respect to any amendment or waiver of any provision of the Intercreditor Agreement that (x) changes the priority of Party A’s lien on the Group Collateral relative to the priortiy of the lien granted to the secure the obligations of the holders of the Group First Lien Facilities or the priority of payments to Party A upon a foreclosure and liquidation of the Group Collateral relative to the priority of the lien granted to the holders of the Group First Lien Credit Facilities or (y) by its terms affects Party A and the other holders of obligations relating to commodity hedges and power purchase agreements disproportionately as compared to the holders of obligations under the Group First Lien Facilities and such amendment or waiver shall only be effective if approved by a majority of all obligations secured by a lien on the Group Collateral (where Party A’s voting rights shall be calculated in the manner set forth above) that is disproportionately affected.

*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

(ii)
Restrictive Covenants. Simultaneously with the execution of the Group First Lien Facilities, the following terms, in the form contained in the Group First Lien Facilities giving effect to subsequent modification, amendment, supplement, waiver, replacement or refinancing, shall be incorporated by reference herein or by supplement hereto: (A) limitation on liens; and (B) maintenance of insurance. The restriction requiring that proceeds from asset sales be reinvested or used to make mandatory prepayments of indebtedness in the form such restriction is contained in the Group First Lien Facilities shall be incorporated herein without regard to any subsequent modification, amendment, supplement, waiver, replacement or refinancing unless Party A’s Maximum Expected Exposure is below *** at which point the restriction shall thereafter be subject to any subsequent modification, amendment, supplement, waiver, replacement or refinancing. For this purpose, “Maximum Expected Exposure” means the sum of (A) the average of the amounts that would be owing to Party A (if positive) if an Early Termination Date were established on the twenty days (whether or not consecutive) within the six month period preceding the relevant determination on which Party A would be owed the largest payments under Section 6(e) of the Agreement (after disregarding the day for which the highest amount would be owing to Party A if an Early Termination Date were established on such date), plus (B) the product of *** multiplied by the Notional Quantity remaining outstanding under this Transaction and all Other Transactions between Party A and Party B.

(iii)
Limitations on Trading Activities. Party B agrees to comply with the provisions of Schedule 2 hereto as of the Eagle Date. If Party A and Party B mutually agree to a different framework on the limitations on trading activities in conjunction with a TXU Group Financing, Schedule 2 will be updated to be consistent with the mutually acceptable modifications.

(iv)	INTENTIONALLY OMITTED

(v)
Overhedging. Party B shall be subject to the following requirements: On each Determination Date Party B shall determine whether it is Hedge Compliant or Hedge Non-Compliant. Promptly following each Determination Date Party B shall provide a certification of its determination to Party A. If as of a Determination Date Party B determines that it is in Hedge Non-Compliant then it shall by not later than the 45th calendar day following such Determination Date become Hedge Compliant. Failure to become Hedge Compliant by such date shall constitute an immediate Event of Default with respect to Party B.

For purposes of this Section, the following terms shall have the meanings specified below:

“Determination Date” means (i) any date on which TXU Corp. or any of its subsidiaries sells or otherwise disposes of a baseload power generating asset having a nameplate capacity of *** or more (each, a “Relevant Power Asset”) or, in the case of Relevant Power Assets under development, having an anticipated volume (based on the relevant EPC contract) of *** or more, (ii) any date on which Party A’s lien on a Relevant Power Asset is released or subordinated and (iii) the first business day of February of each calendar year commencing with such first business day to occur after the Eagle Date.

“Hedge Compliant” means that the aggregate net volume of Party B Hedges (aggregating actual and notional quantities) for each Hedge Year for which there are Party B Hedges is less than the Allowed Hedge Capacity.

“Hedge Non-Compliant” means the aggregate net volume of Party B Hedges (aggregating actual and notional quantities) for any Hedge Year for which there are Party B Hedges is greater than the Allowed Hedge Capacity.

*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

“Hedge Year” means the twelve month period from January 1 through December 31 of each year during the term of this Transaction and any Other Transaction with the exception of the year in which the Determination Date occurs - for this year, the Hedge Year shall represent the remaining months of the year.

“Allowed Hedge Capacity” means in relation to each Hedge Year, the expected generation output from all baseload power plants of TXU Corp and its subsidiaries (excluding any such power plant to be sold and their associated hedges, but including any such power plant that, based on a current schedule provided by the relevant EPC provider, will be placed in service within *** of the Determination Date) based on TXU Corp.’s projected capacity factor and outage schedule by such power plant, plus any power purchased under power purchase contracts (including but not limited to power purchased from wind generation), converted to an mmbtu equivalent based on the prevailing forward looking market heat rate for that period. The Allowed Hedge Capacity shall be *** for the calculated mmbtu equivalent for the Hedge Year in which the Determination Date occurs and the immediately following Hedge Year (second year) and *** for next following Hedge Year and for each Hedge Year thereafter, it being understood that the Allowed Hedge Capacity for the Hedge Year in which a Determination Date occurs will be prorated to reflect the monthly production schedule for the balance of the Hedge Year.

“Hedges” means any wholesale physical and or financial sales and purchases of power or power equivalents (including but not limited to natural gas swaps, options or forward contracts); for purposes of clarity, Hedges do not include sales to end-use customers (such as retail residential customers) and transactions that are defined as trading activities in Schedule 2.

“Party B Hedges” means Hedges entered into by TXU Energy Company LLC or its Affiliates in connection with the baseload power generation business (and not the retail power business) conducted by such entities and Hedges entered into by any successors to such entities in the conduct of such power generation business.

(vi)
Release of Collateral. In no event may Party B sell assets or permit the release of the liens on the Group Collateral required under (b)(i), individually or in the aggregate and whether in one or a series of transactions, on assets comprising all or a substantially all of the Group Collateral. If the Group First Lien Facilities are terminated, including in connection with any amendment and restatement or refinancing, the liens securing Party B’s (and each guarantor’s) obligations to Party A shall survive. Subject to the foregoing, Party A agrees that it shall, at Party B’s sole cost and expense, release its liens on and security interests in the Group Collateral (and Party A shall promptly execute such releases and other documentation as may be necessary or, in the reasonable opinion of Party B, desirable to effect such release) on the date on which no obligations in respect of this Transaction remain outstanding (other than contingent and unasserted obligations in respect of indemnities and similar provisions).

(vii)
Further Assurances. The further assurances terms, in the form contained in the Group First Lien Facilities giving effect to subsequent modification, waiver, replacement or refinancing, shall be incorporated by reference herein or by supplement hereto.

(c)   Additional Events of Default.

Each of the following will constitute an Additional Event of Default hereunder with Party B as the Defaulting Party:

(i)	Any of the following occurs with respect to Party B's obligations to Party A or any guarantor’s obligations to Party A under any guarantees in respect thereof:

*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

(A)
such obligations cease to be subject to, on a pari passu basis with the obligations under the Group First Lien Credit Facilties, an enforceable, valid and perfected uncapped first priority lien on and security interest in the Group Collateral subject only to Group Collateral Permitted Liens (it being understood that the release of any Group Collateral not prohibited by the Agreement shall not result in a breach of the foregoing Additional Event of Default); or

(B)	at any time a release or disposal (in one or more related transactions) of all or substantially all of the collateral securing the obligations of Party B.

(d) Definitions. As used in this Confirmation, the following terms shall have the following meanings:

“Affiliate” shall mean, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person (excluding ***). For this purpose, “control” of any entity or person means ownership of a majority of the voting power of the entity or person.

“Confidential Information” means all data, reports, interpretations, plans, customer or supplier lists, contract terms and conditions, forecasts and records, whether in written, oral or electronic form, whether or not made, developed and/or conceived by Receiving Party (whether before, on or after the date of this Agreement) and containing or otherwise reflecting information concerning:

(A)	the terms of the Agreement, this Confirmation, this Transaction, any other Transactions hereunder;

(B)	the content of any and all conversations, discussions or correspondence to or from the Providing Party regarding the above matters; and

(C)	any other information which is marked by the Providing Party or its representatives as “confidential” or “proprietary” or similar appellation.

Notwithstanding the foregoing, the following will not constitute Confidential Information for purposes of this Agreement:

(W)	Information which was already in Receiving Party's possession prior to its receipt from the Providing Party and which the Receiving Party was not otherwise obligated to keep confidential;

(X)
Information which is obtained by Receiving Party from a third person who, insofar as is known to Receiving Party, is not prohibited from transmitting the information by a contractual, legal or fiduciary obligation to the Providing Party; and

(Y)	Information which is or becomes publicly available other than as a result of disclosure by Receiving Party in violation of this Agreement.

“Eagle Date” means the date that TXU Corp. and/or its subsidiaries has entered the Group First Lien Facilities and Party B has secured the obligations of Party A hereunder by complying with clauses (1), (2) and (3) of section 2(b)(i) hereof.

“Group Collateral” shall mean collateral granted under the Group First Lien Facilities.

“Group Collateral Permitted Liens” shall have the same meaning as such similar term in the Group First Lien Facilities, as such term may be amended, modified, waived or supplemented from time to time.

*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

3.   Payment Instructions:

Payments shall be made according to instructions provided by the parties to each other in writing from time to time.

4.   Additional Terms and Conditions:

(a)
Jurisdiction. With respect to any suit, action or proceedings relating to this Confirmation, each party irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York located in the Borough of Manhattan in New York City and the United States District Court located in the Borough of Manhattan in New York City.

(b)
Waiver of Jury Trial. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Agreement or any Transaction, and acknowledges that this waiver is a material inducement to the other party’s entering into this Agreement and each Transaction hereunder.

(c)
Financing Consent. Party A also hereby consents to the assignment of this Agreement (and the rights and obligations of Party B hereunder) pursuant to the applicable collateral documents to the collateral agent or other representative of the holders of the Group First Lien Facilities. If Party B or one of its Affiliates requires further written acknowledgement of the foregoing consent to assignment of this Agreement from Party A, Party A shall not be required to execute such additional written acknowledgement unless it is in a form acceptable to it.

(d)	Commodity Definitions.

(i)	Market Disruption Events. The following Market Disruption Events in Section 7.4 of the Commodity Definitions shall apply:

(A)	Price Source Disruption

(B)	Trading Disruption

(C)	Disappearance of Commodity Reference Price

(D)	Material Change in Formula

(E)	Material Change in Content

(ii)
Disruption Fallbacks. The following Market Disruption Fallbacks in Section 7.5(c) of the Commodity Definitions shall apply, in the following order, except as otherwise specifically provided in any Confirmation:

(A)	Postponement (with Maximum Days of Disruption equal to three Commodity Business Days);

(B)	Fallback Reference Price (if the parties have specified an alternate Commodity Reference Price in a Confirmation);

(C)	Negotiated Fallback; and

(D)	Fallback Reference Dealers.

*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

(e)
Confidentiality. Each party that receives Confidential Information hereunder (the “Receiving Party”) agrees that all such Confidential Information will be held and treated by it and its representatives in confidence and will not, except as hereinafter provided, without the prior written consent of the party that provided such Confidential Information (the “Providing Party”), be disclosed, in any manner whatsoever, in whole or in part, and will not be used other than in connection with the purposes contemplated in this Confirmation; provided that either party may disclose such Confidential Information (i) to potential investors or buyers, potential arrangers of financing and potential lenders (and their respective accountants, attorneys and advisors) (provided that disclosure will not be made to potential lenders until the arrangers of financing have launched a general syndication process as evidenced by the holding of a bank meeting), (ii) to credit rating agencies and (iii) as required by applicable securities laws or regulatory authorities. Except as set forth in clauses (i) through (v), in the event that the Receiving Party is requested or required to disclose any Confidential Information, the Receiving Party shall provide the Providing Party with prompt written notice of any such request or requirement, if such notice is, in the determination of the Receiving Party’s counsel, permitted by law, so that the Providing Party may seek an appropriate protective order or waive compliance with the provisions of this Section. If, failing the entry of a protective order or the receipt of a waiver hereunder, the Receiving Party, in the determination of its counsel, is compelled to disclose Confidential Information, the Receiving Party may disclose that portion of the Confidential Information which the Receiving Party’s counsel advises that the Receiving Party is compelled to disclose. All right, title and interest in Confidential Information shall remain with the Providing Party and nothing contained herein shall be construed as granting or conferring any rights by license or otherwise in any Confidential Information.

5.    Non-reliance Representations:

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a)
Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it is based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b)
Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and, assumes, the risks of that Transaction.

(c)	Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

6.   Representations and Warranties:

In connection with the negotiation of, the entering into, and the execution of a Confirmation, each party hereby represents and warrants to the other party that (a) it is both an (i) “Eligible Swap Participant” within the meaning of Part 35.1(b)(2) of the General Regulations under the Commodity Exchange Act, as amended and (ii) “Eligible Contract Participant” as defined in Sec. 1a.(12) of the Commodity Exchange Act, as amended (the “CEA”), (b) the Agreement and each Transaction is subject to individual negotiation by each party, and (c) neither the Agreement nor any Transaction will be executed or traded on a “trading facility” within the meaning of Section 1a(33) of the CEA.

*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Each party represents to the other that this agreement is its legal, valid and binding obligation, enforceable against it in accordance with its terms (subject to bankruptcy, insolvency and other similar laws relating to or affecting creditors’ rights generally); the execution and performance of this agreement will not cause it to violate any law, regulation or order by which it is bound or to which it is subject; and it has all necessary consents or approvals of any regulatory body to which it is subject.

7.   Additional Representations:

As of the date hereof, Party B represents and warrants to Party A that:

(a)
to the extent that the Group Collateral consists of equity interests in any entity, the liens granted to Party A (or to the applicable collateral agent for the benefit of Party A) are free and clear of all liens other than those (i) arising pursuant to the limited liability company agreements or other governing documents of such entity or applicable securities laws, (ii) for taxes not yet due, real property taxes imposed by the State of Texas that are not yet delinquent, or taxes that are being contested  in good faith and for which reserves have been maintained in accordance with GAAP, (iii) that arise by operation of law and (iv) Group Permitted Liens; and

(b)
with respect to all other assets, the liens granted to Party A (or to the applicable collateral agent for the benefit of Party A) (i) constitute valid and perfected liens of record on all right, title or interest in all such collateral consisting of real property, (ii) constitute perfected security interests in all right, title or interest in all in all such collateral consisting of personal property, and (iii) are subject to no liens except Group Permitted Liens.

8. Limitation of Liability:

No party shall be required to pay special, exemplary, punitive, incidental, consequential or indirect damages whether or not arising from a party’s negligence) to the other party, nor shall any payments required under this agreement be deemed to be such damages.

*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Please provide your confirmation that the foregoing accurately reflects our agreement by signing in the space below and delivering a duly executed counterpart hereof (which delivery shall be deemed to have been made upon delivery thereof at our above address or upon our receipt of a facsimile transmission of a copy thereof to our facsimile [(214-875-9050))]. Your response should reflect the appropriate person within your organization who has authority to enter into this Agreement and should be received by Party B no later than 5:00 pm Central Time on the third Business Day following the date received by you. Furthermore, you agree to notify us of any bona fide error that would require revision in order to accurately reflect our agreement by such time. If Party B has not been notified of a bona fide error or received a fully executed confirmation in the manner set forth above, this Transaction shall be deemed binding on Party A and Party B as sent. Please direct and questions or concerns to [Sara Herrlein at (214) 875-9526].

Very truly yours TXU Energy Company LLC

By:
Name:
Title:

ACCEPTED AND AGREED

***

By:
Name:
Title:
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 1

[Transaction Terms]

*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

Schedule 2

Framework For Oversight On Trading Activities

To mitigate the potential market effects of wholesale activities on the overall economic value of the underlying enterprise, the following operational limit structure and governance framework would be utilized:

Operational Limit Structure Related

1) Party B will adhere to a stand-alone economic VaR (“VaR”) limit for its existing and prospective trading activities separately from other wholesale operations (described further below).

2) The VaR calculation will based on Party B’s proprietary VaR calculation which will employ a Monte Carlo simulation approach (or an equivalently accepted energy industry analytical methodology) at a *** confidence interval and an assumed*** holding period.

3) The VaR limit for trading activities will be initially set at ***.

4) To provide flexibility for Party B to manage and grow its business, the VaR limit would change over time reflecting the principle that the risk/reward profile would remain the same. As Party B intends to grow its power and gas trading activities by ***, the VaR limit would follow the schedule below:

Year  VaR Limit
***  ***

5)
Party B would not be allowed to increase its then-current VaR limit to the levels described in subsequent years if the VaR for an applicable year exceeds the then-current VaR limit for more than ***. Once these conditions have been met, Party B would be able to increase its then-current VaR limit to the VaR limit described for the applicable year in the above schedule.

6)	Party B would not be allowed to increase its then-current VaR limit to the levels described in subsequent years if the negative daily PNL ***.

7)
To the extent that Party B increases the size of its baseload generation asset capacity by ***, the VaR limits would be adjusted on a proportionate basis by multiplying the VaR limit per year by the ratio of the then-current baseload generation asset capacity divided by the sum of the baseload generation asset capacity as of the effective date of this schedule plus ***; however, the proportionate adjustment shall only apply if the then-current baseload generation asset capacity is greater than the sum of the baseload generation asset capacity as of the effective date of this schedule plus ***.

Governance Related

1) Trading activities consist of primarily power/heat-rate and gas activities and secondarily of environmental, weather, renewable energy credit (“REC”), ancillary services, and coal related transactions. The classification of trading activities will be consistent with Party B’s external 10-K disclosures for 2006.

2) To the extent that Party B exceeds the then-current VaR limit, Party B will provide written or email notice to Party A.
*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION

3) While Party B will need the ability to update its risk management related policies periodically to ensure risk management best practices, Party B would not modify its risk management related policies in any manner which increases the level of risk allowed in its trading activities beyond the VaR limit structure outlined above.

4) Party B would allow an audit option to validate and verify the applicable transactions, the associated VaR calculations support and documentation, and the reporting and distribution of the measure. Audits must be performed by an independent, third party firm *** and must be conducted in a manner which would not result in Party A receiving confidential or proprietary trade information. The audit option is triggered when VaR ***.

5) Party A shall have the authority to require Party B to fulfill an execution path selected by Party B that should not exceed 10 working days (which allow some flexibility in the event of other market related factors) which decreases exposure below the then-current VaR limit.

Wholesale Activities Excluded from Trading Activities

The following list describes the wholesale transactions that are executed in the normal course of business that would be excluded from stand-alone economic VaR limit cited above related to trading activities:

1)
Sales or purchases of financial and/or physical (including futures, cleared and over-the-counter swaps and options) power, heat rate, natural gas, environmental emission credits, renewable energy credits, weather, ancillary services, and related instruments such as location basis and congestion to hedge and balance Party B’s net open native position

2)
Sales of physical power to municipal utilities, electrical cooperatives, competitive retail electric providers, and end-use customers (such as large commercial and industrial customers) whose principal use for power is self-consumption

3)
Purchases (and sales for balancing) of power related products and services as required to serve Party B’s’s retail load requirement including shaped or full requirement energy transactions, wind power purchase agreements, power asset management transactions, scheduling services agreements, and related transactions that are required to support retail load sales or #2 above

4)	Purchases (and sales for balancing) of generation asset fuel including natural gas, fuel oil, and coal commodities
5)	Sales of fly ash resulting from generation asset production
6)	Procurement of generation asset transport requirements including gas storage and transportation, railcar leases, and other required coal transportation capacity

The incremental economic VaR impact of the activities above is anticipated to be risk neutral to risk decreasing relative to the economic VaR of the native position on a stand-alone, un-hedged basis.

*** CONFIDENTIAL MATERIAL REDACTED AND
FILED SEPARATELY WITH THE COMMISSION